DAVINCI

CLIENT LEASE AGREEMENT

Davinci Virtual, L.L.C.
PLEASE FAX COMPLETED AGREEMENT TO 877-990-4251

Agreement Date: 2.23.2012

1. Client Information

Business Name:	MCorp Consulting	Telephone:	(415) 526-2655
Contact Name:	Denise Marshall	Cell Phone/Pager:	
Title:		Fax:	
Address:	251 Sir Francis Drake Blvd	E-mail:	dmarshall@mcorpconsulting.com
City:	San Anselmo	Type of Business:	
State:	CA Zip: 94960	Referred by:	

2. Office Package(s): (Please select all that apply)

☒ **Local Business Identity Office Address** - $50.00/mo

- Professional business address @
  201 Spear Street, Suite 1100
  San Francisco, CA 94105
- Mail & package receipt
- Dedicated locking onsite mail box, where available
- Mail forwarding daily weekly monthly, extra fee applies
- Lobby greeter to welcome your walk-in clients
- Use of address for business license, business cards, website, etc.
- Local presence & drop off & pick up point for clientele
- Network access to private day offices or conference rooms for meetings at hourly rates ($10+)
- Access to any of our 700+ locations for meeting space
- Complimentary access to cyber café's with wireless internet, coffee/tea bar, etc. , where available

3. Summary of Terms

6 months initial term and month to month following.	Commencement Date: **12.2.2010**	Initial Termination Date: **30 days notice off of the billing cycle**

Monthly Service Fee:	$95.00/mo	
Deposit/Security Retainer:	**Waived**	
One-Time Opening Fee:	$125 one time	

Card Type:		Name on Card:	
Credit Card Number:		Expiration Date:	Security Code:

I (We) hereby authorize Davinci, to initiate debit entries for the above monthly fees as stated and any variable fees incurred to my (our) credit card as indicated above at the depository named above, hereinafter called DEPOSITORY, to debit the same to such account. This authorization is to remain in full force and effect until Davinci has received written notification from me (or either of us) of its termination in such time and in such manner as to afford Davinci and DEPOSITORY a reasonable opportunity to act on it.
We are Davinci Virtual, L.L.C., of 2150 South 1300 East, Suite 500, Salt Lake City, Utah 84106. This Agreement incorporates our Terms of Business attached to this Agreement &/or seen online at www.davincivirtual.com which you confirm you have read and understood. We both agree to comply with those terms and our obligations as set out in them. FOR VALUE RECEIVED, the undersigned, jointly and severally, unconditionally guarantee the prompt and faithful execution and performance by Client of all of the obligations of Client set forth Client Service Agreement and any modifications, holdovers, renewals, or extensions of said Agreement.

Name **Phil Chiu** (printed)
Date **2.1.2012** (printed)
SIGNED BELOW on your behalf— As Officer for Client & as an Individual

Name **Jessica Clark** (printed)
Date 2.1.2012 (printed)
SIGNED BELOW on our behalf—Davinci

Jessica Clark